UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 2, 2017

Lapolla Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31354	13-3545304
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Intercontinental Business Park
15402 Vantage Parkway East, Suite 322, Houston, Texas 77032
(Address of principal executive offices) (Zip Code)

(281) 219-4700
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

	Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A is being filed to amend Item 5.07 of the Current Report on Form 8-K initially filed by Lapolla Industries, Inc. (the “Company”) with the Securities and Exchange Commission on October 5, 2017 (the “Original Filing”). The Company is filing this Current Report on Form 8-K/A to correct the number of shares of common stock held by certain stockholders that executed written consents approving (i) the Agreement and Plan of Merger (the “Merger Agreement”) with Icynene U.S. Holding Corp. (“Parent”) and Blaze Merger Sub Inc. (“Acquisition Sub”), pursuant to which, among other things and subject to the satisfaction or waiver of specified conditions, Acquisition Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Parent and (ii) the stock awards granted to Jay Nadel and Douglas Kramer on October 2, 2017 and October 4, 2017, respectively. No other changes have been made to the Original Filing.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07 Submission of Matters to a Vote of Stockholders.

Item 5.07 of the Original Filing is amended and restated as follows:

On October 4, 2017, certain stockholders of the Company, including the Company’s Chairman and controlling shareholder, Richard Kurtz, holding an aggregate of 99,682,455 shares of the Company’s Common Stock, which constituted approximately 78% of the voting power of the outstanding shares of the Company’s Common Stock, executed a Written Consent approving the Merger Agreement and the transactions contemplated thereby, including the Merger. No further approval of the stockholders of the Company is required to adopt the Merger. The Company will file with the SEC, and mail to its stockholders, an information statement describing the Merger Agreement and the transactions contemplated thereby, including the Merger.

On October 4, 2017, certain stockholders of the Company, including the Company’s Chairman and controlling shareholder, Richard Kurtz, holding an aggregate of 87,448,320 shares of the Company’s Common Stock, which constitute approximately 68% of the voting power of the outstanding shares of the Company’s Common Stock, executed a Written Consent approving the Nadel Stock Award and the Kramer Stock Award.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 24, 2017	LAPOLLA INDUSTRIES, INC.
	By:	/s/ Michael T. Adams
Michael T. Adams
Vice President